Exhibit 10.28

REPUBLIC LEASING COMPANY, A Division of Resource Bancshares Corporation
P.O. Box 527, Columbia, SC 29202
(803) 750-4100 FAX (803) 750-4112
                                                      Lease No. _______________
                                 LEASE AGREEMENT                   Page 1 of 3
                         THIS LEASE CANNOT BE CANCELLED

         TERMS AND CONDITIONS            -------------------------------------
 PLEASE READ CAREFULLY BEFORE SIGNING          SCHEDULE OF RENTAL PAYMENTS
1.  Lease.  Lessor  hereby  leases  to   -------------------------------------
Lessee and Lessee  hereby  leases from   INITIAL TERM OF LEASE (MONTHS)     36
Lessor   all   items   of    equipment
(individually,     an    "Item"    and   TOTAL NUMBER OF RENTAL PAYMENTS    36
collectively,     the     "Equipment")
described  on Page 3 under  the  terms   END OF LEASE PURCHASE OPTION      FMV
set forth herein. The term ("Term") of
the  Lease  commences  on the date the   RENT (PLUS APPLICABLE TAXES)  $971.40
Acknowledgement    of   Delivery   and   -------------------------------------
Acceptance    ("Acknowledgment")    is   1ST MONTH'S RENT            $1,041.83
signed  by  Lessee  and  ends,  unless
terminated as provided herein,  at the   SECURITY DEPOSIT            +1,041.83
end of the Initial  Term shown  above.
Lessee  shall  pay all  rent  ("Rent")   AMOUNT DUE WITH LEASE       $2,083.66
hereunder in advance,  plus applicable   -------------------------------------
taxes, on the date specified by Lessor
in  writing.  This Lease is a "finance              GUARANTY OF LEASE
lease" and not a  "consumer  lease" as
defined  in  the  Uniform   Commercial   In order  to  induce  Lessor  to enter
("UCC"). Lessee will use the Equipment   into this Lease, Guarantor(s), jointly
only for business purposes  consistent   and  severally.  guarantees  the  full
with the terms hereof.                   performance by Lessee of all terms and
                                         conditions of the Lease. This Guaranty
2. Equipment.  SEE PAGE 3. Location if   is     continuing,     absolute    and
different from below:                    unconditional  and may be  enforced by
                                         Lessor  directly   against   Guarantor
STREET       10825 Barely Lane Ste.D     without  prior action  against  Lessee
CITY/STATE   Houston, TX                 and  Guarantor   waives  all  demands,
ZIP/CNTY     77070 - Harris              notices of  non-performance or default
                                         and   any   defense   based   on   any
Lessee agrees that (1) it has selected   arrangement  or agreement  between the
the  Equipment   and   Supplier:   (2)   Lessor and  Lessee.  Guarantor  waives
neither  Lessor  nor any broker is the   any  right  of   subrogation   against
agent or affiliate of the Supplier and   Lessee.   This  Guaranty  may  not  be
the  Supplier and its salesmen are nut   waived or amended  except in a writing
Lessor's agents or affiliates: (3) the   signed by Lessor. See "Applicable Law"
Equipment is leased "AS LS" and Lessor   below,  which applies to this Guaranty
is not  responsible for any failure of   as well as the Lease.
any Item to  function  properly  or to
conform to Lessee's needs;  (4) Lessee   GUARANTOR /s/ John Michael Sandel
will  only  accept  each  Item when it
functions  as  desired  anti  Lessee's   Print Name  John Michael Sandel
execution   of    Acknowledgement   is
conclusive evidence of full inspection   Home Address 8115 Glen Cliffe,
by Lessee and Lessee's  agreement that                Houston, TX 77070
this  Lease is  non-cancellable  as to
such Item.  Lessee waives any defense,   GUARANTOR ___________________________
counterclaim or right of offset it may
have  arising by reason of any alleged   Print Name __________________________
defect   in  any   Item   or   related
property.  Equipment will at all times   Home Address ________________________
remain personal  property owned solely
by Lessor.

LESSOR DISCLAIMS ANY REPRESENTATION OR
WARRANTY   OF  ANY   KIND  AS  TO  THE
EQUIPMENT,      INCLUDING,     WITHOUT
LIMITATION,  ANY  IMPLIED  WARRANTY OF
MERCHANTABILITY    OR   FITNESS    FOR
LESSEE'S PARTICULAR PURPOSE.

I am authorized to sign this Lease on behalf of Lessee (or I am the sole proprietor doing business as the Lessee. I have read this Lease and discussed it with counsel to the extent I believe necessary and, on behalf of Lessee, I acknowledge that THIS LEASE CONTAINS THE ENTIRE AGREEMENT OF LESSOR AND LESSEE AND MAY NOT BE ALTERED EXCEPT IN A WRITING SIGNED BY LESSOR. CONTACT:___________ TELE. (281) 469-9355
LESSEE Faith Walk Designs, Inc.
Address 10825 Barely Lane Ste. D, Houston, TX 77070
By /s/ John Michael Sandel Title President Print Name J.M. Sandel Date _________

APPLICABLE LAW; JURISDICTION AND VANUE. Lessee hereby acknowledges that this Lease was entered into in the State of South Carolina, County of Lexington, and that the parties have agreed to the terms of this Lease with the understanding that any action or proceeding regarding this Lease or the Equipment shall be maintained in the state or federal courts in Lexington, SC and Lessee hereby submits to jurisdiction and venue in Lexington, SC, waiving any claim of improper jurisdiction or venue or forum non conveniens and agreeing to accept service at Lessee's place of business in any such action. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of South Carolina, applied without giving effect to conflict-of-laws principles, except that UCC Article 2A shall apply whether or not adopted by such state.

  SEE PAGES 2 AND 3 FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE MADE A PART HEREOF, ONCE SIGNED, LESSEE MAY NOT CANCEL THE LEASE OR RETURN THE EQUIPMENT
                              UNTIL THE TERM ENDS.


ACCEPTED BY LESSOR: REPUBLIC LEASING COMPANY

By /s/                            Its President                  Date 5/18/98

TERMS AND CONDITIONS OF LEASE NO.   Page 2 of 3

          TERMS AND CONDITIONS OF LEASE NO._________________Page 2 of 3

3. Lessee's Duties. Lessee will keep payable all sums due and to become due the Equipment free and clear of all hereunder for the full Term; (C) with liens, encumbrances and security or without terminating this Lease, interests at Lessee's sole cost and recover from Lessee as liquidated expense. Lessee will indemnify and damages and not as a penalty, the sum hold Lessor harmless from and against of (i) any accrued and unpaid Rent as any and all claims, lawsuits. actions, of the date of entry of judgment in penalties, expenses and liabilities favor of Lessor plus interest at the
(including, without limitation, Contract Rate; (ii) the present value negligence, strict liability, patent, of all future Rents discounted at a copyright, trademark and tort claims) rate equal to the discount rate of the in any way arising with respect to Federal Reserve Bank of Atlanta as of this Lease or any item. Lessee will the date of entry of judgment in favor pay all license and registration fees, of Lessor: (iii) all costs and property, stamp, intangibles, excise, expenses incurred by Lessor in any ad valorem and other fees or taxes in repossession, recovery, storage, any way arising with respect to this repair, sale, lease, or other Lease or any Item during the Term. disposition of the Equipment including Lessor shall not be obligated to attorneys' fees and costs ("Recovery contest any such fee or tax. Lessee's Costs"); (iv) Lessor's estimate of the obligations under this Section shall residual value of the Equipment; and survive expiration or termination of (v) any indemnity. if then
the Term.                                 determinable,  plus  interest  at  the
                                          Contract   Rate;   (D)  in  its   sole
4. Return. Unless Lessee purchases discretion, lease or sell any Item at Equipment as provided in Section 8, a public or private sale on such terms upon expiration or termination of the and notice as Lessor shall deem Term. Lessee shall at its sole cost, reasonable and recover from Lessee any
(a) place the Equipment in the liquidated damages and not as a condition required by Section 12 and penalty, the amount described in in as good condition as when received, clause (C) of this Section. reduced by less normal wear and tear and (b) the amount received by Lessor upon cause the Equipment to be properly such public or private sale or lease
disconnected,   crated  and   shipped,    of  such  Item.  if  any:  and/or  (E)
insured as required under Section 14, exercise any other right or remedy to a location and by a carrier which may be available to it under the designated by Lessor. Should Lessee UCC or any other applicable law. A fail to comply fully with this termination hereunder shall occur only Section, Lessee shall continue to pay upon notice by Lessor and only as to pro rata daily Rent hereunder, such such Items as Lessor specifically noncompliance to constitute an event elects to terminate and this Lease
of default hereunder,  irrespective of    shall   continue  in  full  force  and
such Rent payments.                       effect as to the remaining  terms,  if
                                          any.  No  remedy  referred  to in this
5. Assignment. LESSEE MAY NOT PLEDGE, Section is intended to be exclusive, CANCEL, REVOKE, OR ASSIGN THIS LEASE but shall be cumulative and in OR SUBLEASE, ABANDON OR TRANSFER addition to any other remedy referred POSSESSION OF ANY ITEM or any of its to above or otherwise available to
rights herein or in the Equipment, any    Lessor at law or in equity.
attempted   breach  of  this   Section
constituting   a  default   hereunder.    8.  Option to  Purchase.  If Lessee is
Lessor  reserves  the  right,  without    not  in  default  hereunder  and  this
notice to or consent of Lessee, to Lease has not been previously assign, mortgage, pledge or otherwise terminated. Lessee may purchase all of transfer any of its rights in this the Equipment upon expiration of the Lease or any item and Lessee shall Term upon ten (10) days prior written (upon notice) render all performance notice to Lessor for the amount shown hereunder to such transferee, who as the "End of Lease Purchase Option" shall be entitled to all rights and above plus any applicable tax or, if
benefits assigned to it by Lessor, but    no End of  Lease  Purchase  Option  is
under no obligation to Lessee.            shown, for the Fair Market Value, plus
                                          applicable  taxes on the  basis of and
6. Late Fees Right to Perform. If be equal to an amount which would be Lessor does not recieve Rent or any paid by an informed and willing buyer other amount due hereunder within five and accepted by a seller. under no
(5) days after the date due hereunder, compulsion to sell, in an arms-length Lessee shall pay to Lessor (in transaction assuming such Items are in addition to such Rent or other the condition required by this Lease
payment)  a late  fee  of ten  percent    and are sold at retail.
(10%) of such  Rent or other  payment.
If Lessor  refers  any  collection  or    9.  Security  Deposit.   The  security
other  enforcement  of this  Lease  to    deposit    stated   above   has   been
counsel. Lessee shall reimburse Lessor deposited with Lessor as security for for all fees and costs, together with full performance of all of the terms interest at eighteen percent (18%) per and conditions of this Lease. Upon annum ("the Contract Rate"). If Lessee acceptance of this Lease, Lessor shall shall fail to carry any insurance, pay deduct from the security deposit a any tax, or render any other nonrefundable document filling fee of performance hereunder. Lessor, at its eighty-seven dollars for nontitled sole option and without obligation, equipment and ninety-seven dollars for may do so. On demand. Lessee shall titled equipment. Lessor may, but reimburse Lessor for all costs shall not be required to apply all or incurred hereunder together with any portion of the security deposit to
interest at the Contract Rate.            any  obligation  of Lessee  hereunder.
                                          The security deposit may be commingled
7.  Default:  Remedies.  An  event  of    by Lessor  with other  funds and shall
default   shall  occur   hereunder  if    not bear  interest.  If Lessor applies
Lessor does not receive  Rent or other    the   security   deposit  to  Lessee's
sum when due hereunder;  or if Lessee:    obligations  hereunder.  Lessee  shall
(a) fails to perform or observe any immediately restore same. Upon other covenant, condition or agreement Lessee's full performance of all terms hereunder or breaches any and conditions of this Lease, Lessor representation of Lessee herein or in shall, at the request of Lessee, any other writing furnished to Lessor return any remaining Security Deposit
in connection  herewith:  or (b) shall    to Lessee.
(1)  be   adjudicated   insolvent   or
bankrupt or cease to pay its debts as 10. Lessee Waivers. Lessee, to the they mature, make a general assignment extent permitted by applicable law, for the benefit of or enter into an HEREBY WAIVES ALL RIGHT TO TRIAL BY arrangement with creditors, (2) apply JURY IN ANY ACTION ARISING HEREUNDER for or consent to the appointment of a OR IN ANY WAY CONNECTED WITH THIS receiver, trustee or liquidator of it LEASE OR THE EQUIPMENT. As this Lease or a substantial part of its property, has been drafted by Lessor's counsel or (3) authorize or file a voluntary as a convenience to the parties and petition in bankruptcy or under any Lessee has had the opportunity to similar law, consent to such a review it with counsel of its choice, petition or suffer such a petition or this Lease shall not be construed
proceedings  to be instituted  against    against   any   party  by   reason  of
it and remain undismissed for a period draftsmanship. LESSEE FURTHER WAIVES of sixty (60) days; or (c) shall AND RELEASES ANY RIGHTS AND REMEDIES evidence to Lessor reasonable grounds CONFERRED UPON LESSEES BY SECTIONS for insecurity in Lessee's business or 2A-508 THROUGH 2A-522 OF THE UCC OR financial condition after the date ANY SIMILAR LAWS, including, without hereof (or such grounds shall exist as limitation, any right to cancel or
to any  guarantor of this  Lease);  or    repudiate   this   Lease,   reject  or
(d)  shall  default  under  any  other    revokes  acceptance of the  Equipment,
agreement   with   Lessor,    or   any    or assert  any claim  for  damages  or
agreement   with   any   third   party    security   interest   in  any  of  the
material  to   Lessee's   business  or    Equipment.
providing  for the  repayment of money
borrowed.  Upon the  occurrence  of an
event  of  default  and  at  any  time
thereafter,  Lessor  may in  its  sole
discretion,  do any one or more of the
following:  (A)  terminate  this Lease
and recover the Equipment: (B) declare
immediately due and                       Signor's Initials  /s/ JMS

             TERMS AND CONDITIONS OF LEASE NO. 00008069 Page 3 of 3

11.  Miscellaneous.  This Lease  shall    replacement parts being  automatically
only be valid when accepted in writing    transferred  to Lessor.  Any  property
by Lessor at its home office. If, attached to any Item shall contrary to the parties' intention, automatically become Lessor's property
this   lease  is  held  to   create  a    unless  removable  without  damage  to
security  interest  in any Item,  Rent    such Item.
for such Item shall be reduced so that
any  interest  portion is the  highest    13. Loss;  Damage.  Lessee assumes the
rate permitted by applicable  law. All    entire   risk  of   loss   (including,
interest due hereunder shall be without limitation, theft or reduced if required to equal the requisition) or destruction of the highest rate permitted by applicable Equipment or damage to the Equipment law, provided, Lessee waives, to the from any cause whatsoever, whether or extent permitted by law, the right to not insured until the Equipment is seek such reduction. No forbearance or delivered to Lessor under Section 4. delay by Lessor shall be deemed to In the event of any loss, damage or create a waiver or course of dealing destruction as to any Item, Lessee between the parties. Lessee hereby will immediately notify Lessor and adopts the typed version of its name, Lessee's inured in writing. No such inserted by Lessor in any financing loss, damage or destruction will statement, or related continuation, relieve Lessee of its duties hereunder termination or amendment filed by or end the Term. At Lessor's option. Lessor in connection herewith. Lessee Lessee will either (a) repair such
authorizes  Lessor  to by  endorse  or    Item.   (b)  replace  such  item  with
otherwise sign any such financing equipment of like value and utility statement or any other document or (assuming proper maintenance)
instrument  necessary  to  protect  or    acceptable  to  Lessor,  or (c) pay to
preserve Lessor's interest herein, in Lessor an amount, reasonably the Equipment or in any insurance or calculated by Lessor (without retard other proceeds of the Equipment. to insurance) to give Lessor all of Nothing herein shall imply that Lessor the benefits of its ownership of such is a "merchant" under the UCC. Lessee item and amounts payable hereunder but
agrees  to  execute  and  deliver  any    for such loss, destruction or damage.
additional writings and take any other
actions Lessor reasonably requests to 14. Insurance. Lessee will keep the evidence or effect Lessee's agreements Equipment insured against all risks in and obligations hereunder. The amounts specified by Lessor from provisions of this Agreement shall be time-to-time but in no event less than severable, and if any provision shall the greater of replacement value or be invalid, void or unenforceable in the total of all Rents for the full whole or in part for any reason, the Term. Lessee will at all times carry remaining provisions shall remain in commercial liability insurance in full force and effect. This Agreement amounts specified by Lessor. In the shall be binding upon and shall inure event that Lessee does not provide to the benefit of the parties hereto Lessor with proof of insurance, Lessor and their respective heirs, personal has the right, but not the obligation, representatives, successors and to obtain insurance on Lessees behalf.
assigns (subject nevertheless to Lessee will reimburse Lessor on a restrictions provided in Section 5). monthly basis for full cost of premium, including charges and Fees of
12. Use: Maintenance. Lessee will not lessor and/or the highest rate legally move any Item from the location permissible. All insurance shall be in specified above without Lessor's prior form, amounts and with insurance written consent. Lessor may inspect companies satisfactory to Lessor, who the Equipment at any time during may on reasonable notice require normal business hours. Lessee will, at Lessee to change such form, amount or its own expense (a) use and maintain company. Lessor shall be named loss the Equipment only in accordance with payee on all property damage insurance applicable law, insurance requirements and additional insured on all and operating manuals and liability insurance provided hereunder instructions, (b) keep the Equipment and shall have the right to acceptable in good working order and condition certificates or other evidence of and (c) make all modifications insurance at any time, together with required by applicable law, operating standard lender/lessor waivers of
instructions  or  requirements  of any    premium,        subrogation        and
insurer  or  maintenance  organization    cancellations.    Insurance   proceeds
servicing the  Equipment.  Lessee will    shall be  applied  first  to  Lessee's
not  modify or alter any Item  without    obligations  under  Sections  6 and 7,
Lessor's    prior   written    consent    then  to  Lessee's  other  obligations
excepting     regular     maintenance,    hereunder.
ownership of all repair or

15. Equipment List: Supplier Networked Financial Systems, Inc.

Navision Financial Software




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ACKNOWLEDGEMENT OF DELIVERY AND ACCEPTANCE: Date of Acceptance__________________

Lessee Faith Walk Designs, Inc.

By /s/ John Michael Sandel  Title President     Print Name  J.M. Sandel
--------------------------  -----------------   --------------------------

The above signed hereby authorizes, in Signer's absence,_______________to orally verify acceptance of the equipment and permission to pay Supplier.

On behalf of the Lessee, I hereby state (1) I am authorized to sign this Acknowledgement, (2) all Items of Equipment have been delivered in a satisfactory manner, are in good condition and working order, are satisfactory in all respects and are HEREBY ACCEPTED; (3) the Lessor may rely on these representations (which may be confirmed orally) in making full payment to the Supplier; and (4) the Lease commences on the Date of Acceptance shown above and is now NON-CANCELLABLE, ABSOLUTE, and IRREVOCABLE, the Lessee waiving any right it might have to return any Item for any reason except as expressly provided in the Lease at the end of the Term.
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